S000033567 [Member] Investment Strategy - Omni Small-Cap Value Fund	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a broad and diverse group of small‑cap stocks that the Adviser determines to be value stocks. The Fund defines “small‑cap companies” as companies whose market capitalization is equal to or smaller than that of approximately the 600th largest U.S.-listed company by market capitalization at the time of purchase. The Fund identifies companies with value characteristics through a rules-based, quantitative ranking methodology that ranks companies separately by their earnings‑to‑price ratio and book‑to‑market ratio and then averages the two ranks, with “companies with value characteristics” being those in approximately the top 90% by average rank (i.e., excluding the approximately 10% of companies with the lowest average rank) at the time of purchase. Small‑cap securities are selected by relative ranking on value measures to establish a broad and diverse portfolio, as determined by the Adviser’s statistical, evidence-based approach. The Adviser’s statistical, evidence-based approach is derived from research and academic theory using market and financial data from multiple decades to identify the types of securities and portfolio construction rules that the Adviser expects to generate higher returns relative to the overall US equity market over the long-term. The Adviser uses a market capitalization approach to weight the securities in the Fund’s portfolio subject to risk constraints. This means that a security’s weight in the Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio. However, the Adviser may modify weights based on a consideration of various factors it deems appropriate.
The Adviser will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase due to market movements or other-than-normal circumstances. As a result of such “migration”, the Fund may, at times, have less than 80% of its assets in small‑cap value companies.
The Adviser’s investment process incorporates material environmental, social, and governance (“ESG”) information, when available, as a consideration in the ongoing assessment of potential portfolio securities. The Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks. As with any consideration used in assessing portfolio securities, the Adviser may, at times, utilize ESG information to increase the weighting of an issuer with a good ESG record or decrease the weighting of an issuer with a poor ESG record. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Adviser.
Use of the term “omni” in the name refers to the fact that the Fund intends to invest in a broad and diverse group of small‑cap value stocks that approximately reflect the risk and return of all small‑cap value stocks as a whole.
Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, the Fund may have significant positions in particular sectors.